UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2024

STARWOOD REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-56046	82-2023409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2340 Collins Avenue Miami Beach, FL 33139
(Address of principal executive offices, including zip code)

(305) 695-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The information discussed under Item 7.01 of this Current Report on Form 8-K (the “Current Report”) is incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosure.

On February 7, 2024, Starwood Real Estate Income Trust, Inc., a Maryland corporation (“SREIT” or the “Company”), released a presentation providing certain information regarding the Company. The presentation is set forth below and is also posted on the Company’s website at www.starwoodnav.reit under the resources section. References herein to “we,” “us” or “our” refer to the Company and its subsidiaries unless the context specifically requires otherwise.

SREIT Q4 2023 Update

SREIT Achieves Five-Year Milestone

Since our inception five years ago, SREIT has been focused on driving long-term value for investors and delivering on our core objectives, including providing stable, tax efficient income, capital appreciation over-time, a potential hedge against inflation, and limited correlation to the equity and fixed income markets.1

We believe we have put together a portfolio of hand-selected, high-quality real estate, in the right sectors and markets, while also providing downside protection over the long-term in the way we have structured our balance sheet.

This has translated to SREIT generating an annualized 8.2% total return net of fees over the last five years (Class I Share).2 SREIT’s current distribution yield is 5.4% as of January 31, 2024. For the fourth straight year, SREIT distributions will be considered 100% return of capital, which means the maximum effective federal tax rate on SREIT’s 2023 distributions is 0% and the tax equivalent yield is approximately 8.6%.3

Thank you to our investors for your support and the trust you have placed in us. We look forward to our continued partnership and the opportunities ahead.

SREIT Portfolio Update

We believe SREIT’s portfolio continues to be well-positioned in the three key areas that matter today and drive performance over the long-term: asset class selection, market selection, and debt structuring.

1.	Asset Class Selection

As of December 31, 2023, SREIT has $25.2 billion of total asset value4 and $10.4 billion of net asset value (“NAV”)5 across 668 different properties. We believe SREIT is 92% strategically allocated to asset classes that are well-positioned over the long-term, including 87% allocated to rental housing, industrial, and floating rate loans, and 5% in other sectors that are performing well, including extended stay hotels and net lease. Importantly, we have limited to no exposure to the more challenged sectors, including commodity office and retail.

•

Rental Housing Update. 68% of SREIT’s real estate is invested in rental housing where we own a mix of market rate apartments, affordable housing and single-family rentals. Full year rent growth across our market rate apartments was 4% and affordable housing was 8%. Occupancy remains high with our market rate apartments at 95% and affordable housing at 96%. One of the key drivers of the strong fundamentals across our rental housing portfolio is affordability. Home affordability is the lowest on record and is likely to continue to drive households into renting. Lower cost assets in the lower cost markets are outperforming. The average rent in our rental housing portfolio is $1,525 per month, which is approximately 36% more affordable than the median U.S. mortgage payment.[6]

•

Industrial Update. SREIT’s second largest asset class is industrial at 13% of the portfolio. We primarily own small-to-mid bay and light industrial assets located in in-fill, last mile or infrastructure centric locations. We have largely avoided bulk distribution and warehouse assets which have seen more supply pressures. SREIT’s industrial portfolio is 99% occupied and has experienced 41% rent growth on expiring leases, 7% year-over-year domestic market rent growth, and maintains a 21% mark-to-market opportunity.[7]

•

Floating Rate Loans Update. Floating rate loans represent 6% of SREIT’s assets under management and are generating 12% levered yields at conservative sub-50% loan-to-value ratios, which we believe provides compelling risk/reward for investors.

2.	Market Selection

Along with asset selection, we believe market selection is a key differentiator in driving underlying real estate fundamentals and performance. Starwood has been investing in the high-growth Sunbelt markets for more than a decade due to higher levels of job, income and population growth, as well as low-to-no income taxes and better relative affordability when compared to the major gateway markets. We believe affordability and workforce mobility are key factors for these Sunbelt markets. SREIT’s portfolio is 77% allocated to the southeast and southwest. Our two biggest concentrations are in Florida and Texas; 30% of our portfolio is located in these two states. We have almost no exposure to the higher cost markets such as New York, California, and Illinois, which are currently seeing population and employment declines. In addition, SREIT has approximately 11% of its portfolio located in international markets for further diversification.

3.	Debt Structuring

We believe the most important driver of performance over the near term is debt structuring. Currently, 99% of SREIT’s secured property debt is effectively fixed at 3.5% and has 4.5 years of duration remaining.8 In addition, we have minimal debt maturities through 2025 with: 1% in 2024, and 7% in 2025. Combined, only 8% of SREIT’s debt financing is rolling over the next two years. We believe the strength of our balance sheet is a key differentiator and will better insulate SREIT against near term interest rate and loan maturity risks.

SREIT 2023 Performance Review – as of December 31, 20239

SREIT’s total return for 2023 was -8.6% (Class I Share). Interest rate hedges and debt were down 1.4% and all other NAV components, including real estate values, plus the distribution were down 7.2%. Given the rapid rise in interest rates over the last two years – real estate values are unequivocally down. While our strong portfolio fundamentals helped to offset some of the negative impact, the downward movement in our real estate values were largely driven by the impact of higher interest rates and lower valuation multiples.

SREIT Valuations Process and Exit Cap Rates and Discount Rates Update

SREIT’s quarterly values are determined by third parties. We believe this matters for two reasons: (1) we are receiving independent and objective valuations, which provide important checks and balances, and (2) our values have been adjusted lower as a result of higher interest rates, which we believe could present investors with the confidence to consider a re-entry point.

When you look across SREIT’s valuation assumptions, we have moved our blended multifamily and industrial exit cap rates out by 19% and discount rates out by 16%. On a combined basis, SREIT’s valuation assumptions have moved a combined 35% higher since interest rates began moving higher in January 2022.

Share Repurchase and Liquidity Update

SREIT continues to provide investors with liquidity over time, including $4.4 billion of total liquidity provided since our inception. Investors who started redeeming in June of this year (or earlier), have received more than 99% of their money back and investors who started redeeming just four months ago in October have received more than 91% of their money back. January 2024 repurchase requests were approximately 42% lower than our peak in January 2023, which along with an improvement in sentiment and lower real estate values, provide optimism that repurchase requests are trending in the right direction.10

Despite the decline in repurchase activity, we continue to prioritize liquidity preservation. At the end of December 2023, SREIT had access to approximately $1.1 billion of liquidity or 11% of NAV in the form of cash, marketable securities, and lines of credit. We believe that the monthly and quarterly repurchase limitations, combined with our liquidity position, protect investors and enhance our ability to properly navigate through the current environment.

Summary

While 2023 was filled with challenges, we believe the Fed’s about-face on inflation and interest rate forecast is a positive for real estate. Public markets are reflecting this better sentiment with public real estate investment trusts (“REITs”) up 20-25% from their lows in 2023. We are optimistic that 2024 will present better opportunities to play offense and deploy capital.

Disclosures

Past performance does not guarantee future results. Financial data is estimated and unaudited. All figures are as of December 31, 2023 unless otherwise noted. Opinions expressed reflect the current opinions of SREIT as of the date appearing in the materials only and are based on SREIT’s opinions of the current market environment, which is subject to change. Certain information contained in the materials discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice.

Starwood Proprietary Data. Certain information and data provided herein is based on Starwood REIT Advisor, L.L.C.’s (“Starwood”) proprietary knowledge and data. Portfolio companies may provide proprietary market data to Starwood, including about local market supply and demand conditions, current market rents and operating expenses, capital expenditures and valuations for multiple assets. Such proprietary market data is used by Starwood to evaluate market trends as well as to underwrite potential and existing investments. While Starwood currently believes that such information is reliable for purposes used herein, it is subject to change, and reflects Starwood’s opinion as to whether the amount, nature and quality of the data is sufficient for the applicable conclusion, and no representations are made as to the accuracy or completeness thereof.

Third Party Information. Certain information contained in this material has been obtained from sources outside Starwood, which in certain cases have not been updated through the date hereof. While such information is believed to be reliable for purposes used herein, no representations are made as to the accuracy or completeness thereof and none of Starwood, SREIT, nor any of their affiliates takes any responsibility for, and has not independently verified, any such information.

Trends. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results.

1.

There can be no assurance we will meet our investment objectives. The payment of distributions is not guaranteed and distributions may come from the sale of assets, offering proceeds or borrowings. While our shares are less volatile, they have limited liquidity compared to publicly-traded REITs. The appraisal of properties is subjective and any volatility smoothing biases in the appraisal process may lower the volatility of our NAV and cause our NAV to not accurately reflect the actual value of such properties.

2.

Five-year returns are annualized utilizing a compounding method and consistent with the IPA Practice Guideline 2018, as reported in the IPA/Stanger Monitor (initial issuance in Q1’19). For return information for all SREIT share classes, please visit www.starwoodnav.reit/performance.

3.

Each investor’s tax considerations are different and consulting a tax advisor is recommended. Any of the data provided herein should not be construed as investment, tax, accounting or legal advice. A portion of REIT distributions may be tax deferred given the ability to characterize ordinary income as Return of Capital (“ROC”). ROC distributions reduce the stockholder’s tax basis in the year the dividend is received, and generally defer taxes on that portion until the stockholder’s stock is sold via redemption. Certain non-cash deductions, such as depreciation and amortization, lower the taxable income for REIT distributions. Investors should be aware that a

REIT’s ROC percentage may vary significantly in a given year and, as a result, the impact of the tax law and any related advantages may vary significantly from year to year. SREIT’s return of capital was 92% in 2019, 100% in 2020, 100% in 2021, 100% in 2022, and 100% in 2023. Assumes the maximum ordinary tax bracket of 37%.

4.

Total asset value is measured as the gross asset value of real estate assets (based on fair value) plus the total fair value of real estate-related securities as well as the addition of any other assets (including cash or any other cash equivalents, but excluding cash associated with subscriptions received in advance).

5.

NAV is calculated in accordance with the valuation guidelines approved by our board of directors. NAV is not a measure used under generally accepted accounting principles in the United States (“GAAP”), and the valuations of and certain adjustments made to our assets and liabilities used in the determination of NAV will differ from GAAP. You should not consider NAV to be equivalent to stockholders’ equity or any other GAAP measure. Please refer to our annual and quarterly reports filed with the SEC, which are available at www.starwoodnav.reit, for a reconciliation of NAV to GAAP measures. For information on how we calculate NAV, see the “Net Asset Value Calculation and Valuation Guidelines” section of our prospectus.

6.	Redfin as of January 2024.

7.

Rent increases on recent SREIT industrial leasing represent leasing spreads and compare new or renewal rents to prior rents or expiring rents, as applicable. Rent growth on expiring leases is for calendar year 2023. Vacancy reflects trailing 12-month average in SREIT’s industrial portfolio.

8.	Secured property debt; includes fixed-rate debt plus floating-rate debt that is hedged with interest rate caps and/or swaps.

9.

Represents Class I shares. For performance of SREIT’s other share classes, please visit www.starwoodnav.reit/performance. Returns shown reflect the percent change in the NAV per share from the beginning of the applicable period, plus the amount of any distribution per share declared in the period. All returns shown assume reinvestment of distributions pursuant to SREIT’s distribution reinvestment plan, are derived from unaudited financial information, and are net of all SREIT expenses, including general and administrative expenses, transaction-related expenses, management fees, performance participation allocation, and share class-specific fees, but exclude the impact of early repurchase deductions on the repurchase of shares that have been outstanding for less than one year. Three year returns are annualized utilizing a compounding method and consistent with the IPA Practice Guideline 2018, as reported in the IPA/Stanger Monitor (initial issuance in Q1 2019). Inception to date returns are annualized utilizing a compounding method and consistent with the IPA Practice Guideline 2018, as reported in the IPA/Stanger Monitor (initial issuance in Q1 2019). The inception date for each of the Class I, S, D and T shares is December 21, 2018. The returns have been prepared using unaudited data and valuations of the underlying investments in SREIT’s portfolio, which are estimates of fair value and form the basis for SREIT’s NAV. Valuations based upon unaudited reports from the underlying investments may be subject to later adjustments, may not correspond to realized value and may not accurately reflect the price at which assets could be liquidated. As return information is calculated based on NAV, return information presented will be impacted should the assumptions on which NAV was determined prove to be different. Past performance is not necessarily indicative of future results. Year to date returns are not annualized.

10.

Data as of January 31, 2024. There are limitations on the number of repurchases we may make in a given month or quarter, and we may choose to repurchase only some, or even none, of shares submitted for repurchase. See Share Repurchase Plan in the Offering Terms available at www.starwoodnav.reit/offering-terms.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing. This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD. The information in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

Forward-Looking Statement Disclosure

This material contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “identified,” “may,” “will, “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “confident,” “conviction” or other similar words or the negatives thereof. These may include financial estimates and their underlying assumptions, statements about plans, objectives, intentions, and expectations with respect to positioning, including the impact of macroeconomic trends and market forces, future operations, repurchases, acquisitions, future performance and statements regarding identified but not yet closed acquisitions. Such forward-looking statements are inherently subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in SREIT’s annual report for the most recent fiscal year, and any such updated factors included in SREIT’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or SREIT’s public filings). Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD REAL ESTATE INCOME TRUST, INC.

Date: February 7, 2024	By:	/s/ Matthew Guttin
Matthew Guttin
Chief Compliance Officer and Secretary